UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2022

HALLIBURTON COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-03492	75-2677995
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 North Sam Houston Parkway East,	Houston,	Texas	77032
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (281) 871-2699
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $2.50 per share	HAL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN REPORT

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 8, 2022, the Board of Directors of Halliburton Company adopted amendments to Halliburton’s By-laws, effective as of such date of adoption. The amendments, among other things, address meetings of stockholders by remote communication (Section 3), provide that abstentions and broker non-votes will not be considered votes cast in determining the outcome of a matter (Section 4), update the provisions regarding the obligations of a stockholder of record who intends to propose certain business or nominations of persons for the election of directors before a meeting of stockholders, including obligations to provide information and representations, and to comply with applicable rules regarding the solicitation of proxies (Sections 5 and 6), address adjournment of meetings (Section 8), update the notice of meetings provision (Section 10), provide that the list of stockholders entitled to vote at a meeting can be made available electronically (Section 11), update the provision on special meetings requested by stockholders (Section 12), update the record dates provision (Section 30), update the notice to stockholders provisions (Section 32), revise the provision for national emergencies (Section 34), revise the indemnification provisions (Section 35), and add a new provision for adjudication of disputes that requires that certain legal actions, including derivative actions, breach of fiduciary duty actions, and other actions involving Halliburton’s internal affairs be brought exclusively in the Court of Chancery of the State of Delaware and that any litigation under the Securities Act of 1933, as amended, be brought exclusively in federal courts (Section 36).

The foregoing summary of the amendments to the By-laws is qualified in its entirety by reference to the full text of the amended By-laws attached to this report as Exhibit 3.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

3.1    By-laws of Halliburton Company revised effective December 8, 2022.

104    Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALLIBURTON COMPANY

Date: December 12, 2022	By:	/s/ Bruce A. Metzinger
Bruce A. Metzinger
Vice President, Public Law and Assistant Secretary